[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
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                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $357,682,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-FFC


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                           DECEMBER 27, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST,
                        SERIES 2004-FFC
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FFML 2004-FFC - STACK PRICE/YIELD

Settle                              12/28/2004
First Payment                       1/25/2005

                                                                               1                          2
                                                COLLAT
Price                                                                  100.00000                  100.00000
                                           Disc Margin                        NA                         NA
                                                   WAL                      3.29                       2.75
                                              Mod Durn                     3.011                      2.516
                                   Principal Writedown
             Total Collat Group Loss (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)
      Total Collat Group Liquidation (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)

                                                  BBB-
Spread                                                                       450                        450
                                           Disc Margin                    -1,652                        234
                                                   WAL                      7.12                       9.07
                                              Mod Durn                     3.314                      5.425
                                   Principal Writedown    6,963,000.00 (100.00%)      1,738,981.48 (24.97%)
             Total Collat Group Loss (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)
      Total Collat Group Liquidation (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)

                                                    BB
Spread                                                                       875                        875
                                           Disc Margin                    -3,718                     -2,329
                                                   WAL                      4.19                       5.20
                                              Mod Durn                     2.018                      2.491
                                   Principal Writedown   20,291,000.00 (100.00%)    20,291,000.00 (100.00%)
             Total Collat Group Loss (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)
      Total Collat Group Liquidation (Collat Maturity)    93,439,183.92 (23.49%)     75,715,295.48 (19.03%)

                                             LIBOR_1MO                       100                        100
                                                Prepay                    20 CPR                     25 CPR
                                            No Prepays
                                 Lockout and Penalties         Include Penalties          Include Penalties
                                Prepay Penalty Haircut                         0                          0
                                               Default               0 . . . CDR                0 . . . CDR
                                         Loss Severity                      100%                       100%
                                     Servicer Advances                      100%                       100%
                                       Liquidation Lag                         0                          0
                                   Optional Redemption                  Call (N)                   Call (N)

                                                                               3                          4                        5
                                                COLLAT
Price                                                                  100.00000                  100.00000                100.00000
                                           Disc Margin                        NA                        NA                        NA
                                                   WAL                      2.33                      2.01                      1.74
                                              Mod Durn                     2.139                     1.842                     1.603
                                   Principal Writedown
             Total Collat Group Loss (Collat Maturity)    62,293,433.48 (15.66%)    51,823,371.24 (13.03%)    43,447,796.98 (10.92%)
      Total Collat Group Liquidation (Collat Maturity)    62,293,433.48 (15.66%)    51,823,371.24 (13.03%)    43,447,796.98 (10.92%)

                                                  BBB-
Spread                                                                       450                        450                      450
                                           Disc Margin                       445                        452                      455
                                                   WAL                      4.37                       3.97                     3.91
                                              Mod Durn                     3.525                      3.293                    3.282
                                   Principal Writedown              0.00 (0.00%)               0.00 (0.00%)             0.00 (0.00%)
             Total Collat Group Loss (Collat Maturity)    62,293,433.48 (15.66%)     51,823,371.24 (13.03%)   43,447,796.98 (10.92%)
      Total Collat Group Liquidation (Collat Maturity)    62,293,433.48 (15.66%)     51,823,371.24 (13.03%)   43,447,796.98 (10.92%)

                                                    BB
Spread                                                                       875                        875                      875
                                           Disc Margin                      -514                        196                      746
                                                   WAL                      5.77                       4.96                     4.28
                                              Mod Durn                     3.477                      3.218                    3.087
                                   Principal Writedown    13,599,997.09 (67.02%)     7,134,732.34 (35.16%)     2,193,003.20 (10.81%)
             Total Collat Group Loss (Collat Maturity)    62,293,433.48 (15.66%)     51,823,371.24 (13.03%)   43,447,796.98 (10.92%)
      Total Collat Group Liquidation (Collat Maturity)    62,293,433.48 (15.66%)     51,823,371.24 (13.03%)   43,447,796.98 (10.92%)

                                             LIBOR_1MO                       100                        100                      100
                                                Prepay                    30 CPR                     35 CPR                   40 CPR
                                            No Prepays
                                 Lockout and Penalties         Include Penalties          Include Penalties        Include Penalties
                                Prepay Penalty Haircut                         0                          0                        0
                                               Default               0 . . . CDR                0 . . . CDR              0 . . . CDR
                                         Loss Severity                      100%                       100%                     100%
                                     Servicer Advances                      100%                       100%                     100%
                                       Liquidation Lag                         0                          0                        0
                                   Optional Redemption                  Call (N)                   Call (N)                 Call (N)